CPI Aerostructures, Inc. 8-K

Exhibit 99.1

NYSE MKT: CVU A Premier Supplier of Aircraft Structures and Systems Q3’2016 Results Presentation November 8, 2016 Speakers: Douglas McCrosson, President & Chief Executive Officer Vincent Palazzolo, Chief Financial Officer

Disclosure Statement Forward - Looking Statements This presentation contains forward - looking statements that involve risks and uncertainties . All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward - looking statements . Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward - looking statements . These forward - looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties . Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward - looking statements . Such factors include, but are not limited to, the following : the cyclicality of the aerospace market, the level of U . S . defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start - up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10 - K filed on March 28 , 2016 and as amended on April 29 , 2016 , and quarterly reports on Form 10 - Q filed on May 10 , 2016 and August 8 , 2016 , available at http : //www . sec . gov . We caution readers not to place undue reliance on any forward - looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward - looking statements herein . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners . Non - GAAP Financial Data Adjusted Earnings (arrived at by eliminating the Company's A - 10 Program with Boeing from reported results) is not derived in accordance with generally accepted accounting principles (“GAAP”) . Adjusted Earnings is a key metric CPI Aero has used in evaluating its financial performance . Adjusted Earnings is considered a non - GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933 , as amended . CPI Aero considers Adjusted Earnings important in evaluating its financial performance on a consistent basis across various periods . Due to the significance of the non - cash and non - recurring change in estimate recognized in the nine months ended September 30 , 2016 , Adjusted Earnings enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis . CPI Aero uses Adjusted Earnings as a measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating decisions and investments . The presentation of Adjusted Earnings should not be construed as an inference that CPI Aero's future results will be unaffected by unusual or non - recurring items or by non - cash items, such as changes in estimates . Adjusted Earnings should be considered in addition to, rather than as a substitute for, pre - tax income, net income and cash flows from operating activities 2

3 Recent Highlights Douglas McCrosso n President & Chief Executive Officer

Backlog 4 Consolidated Backlog at 09/30/2016: $441.5 Million* Record Military Backlog of $332.7 Million* $89.0M $352.6M Funded Unfunded Unfunded backlog represents remaining potential value of long term agreements $332.7M $108.9M Defense Commercial * Backlog at 9/30/16 does not include $5 Million Sikorsky CH - 148 order announced subsequent to 9/30/2016 Funded 20% / Unfunded 80% Defense 75% / Commercial 25% $100 $200 $300 $400 $500 Q1 2014 Q1 2015 Q1 2016 Q3 2016 Backlog (Defense/Commercial ) Commerical Defense Backlog 1Q 2014 - 3Q 2016 $410.3 M $441.6 M $234.2 M $332.7 M $176.1 M $108.9 M

Driven By Renewed Strength in Defense Business Recent wins account for $247 million in backlog as of Sept. 30, 2016 Offers revenue visibility into 2022 and beyond Contract Period 2013 – 2021 Contract Period 2016 – 2019 Contract Period 2015 – 2021 Contract Period 2014 – 2020 Contract Period 2015 – 2021 Announced November 2014 Announced January 2016 Announced February 2015 Announced November 2014 Announced July 2015 $86.1M $25 - 30M $49M E - 2D Advanced Hawkeye/C - 2A Greyhound T - 38C Talon Trainer $ 53.5M F - 35A $ 10.6M Japan E - 2D Hawkeye F - 16 Falcon Raytheon Next Generation Jammer Pod $ 5 0+M Announced July/Sept 2016 Contract Period 2016 – 2022+ 5 Sikorsky CH - 148 Cyclone $XXM Announced October 2016 Contract Period 2016 – 2018

6 Financial Highlights Vincent Palazzolo Chief Financial Officer

Recent Financial Highlights 7 ($ in Millions, except per share data) 2016 2015 2016 2015 Revenue $22.1 $26.8 $19.4 $23.9 Cost of sales 17.1 21.2 14.4 18.3 Gross profit 5.0 5.6 5.0 5.6 Selling, general and administrative expenses 2.0 1.9 2.0 1.9 Income from operations 3.0 3.7 3.0 3.7 Income before provision for income taxes 2.7 3.5 2.7 3.5 Net income $1.7 $2.4 $1.7 $2.4 Income per common share – diluted $0.19 $0.28 $0.19 $0.29 GAAP as Reported Adjusted Earnings For the 3M Ended Sept. For the 3M Ended Sept. (Unaudited) (Unaudited)

Balance Sheet Highlights 8 Total Debt Total Debt Credit Facility Shareholders’ Equity Book Value Debt - to - Capital As of September 30, 2016 CEE (unbilled receivables) $ 95.7 Total Debt 32.3 Shareholders’ Equity 65.3 Book Value, per diluted share 7.48 Debt - to - Capital 0.49 ($ in Millions, except per share value) March 28, 2016: Debt Refinancing • $40M, 3 - year senior debt facility − $10M term loan − $30M revolving line - of - credit • Replaces previous $35.0M credit facility • Expands availability by $ 5M Liquidity • Approximately $2 million still available under credit facility • FY16 unlevered cash flow priorities: 1. Pay down debt 2. Improve overhead and operational efficiencies to improve cash flow 3. CAPEX

Updated 2016 Financial Guidance 9 Adjusted Revenue Adjusted Pre - tax Income Effective Tax Rate • $82.5M – $ 88.5M • Reduces all projected A - 10 program revenue from forecast • Lower end of range of $9.8M - $ 10.5M • Adds back the $15.3 million charge recorded • Approximately 37%

2016 Financial Initiatives 10 Strengthen Balance Sheet Continue Investment In Automation Improve Debt Coverage Ratios Further Reduce Overhead & SG&A Expenses Lower inventory levels and reduce unbilled receivables (CEE) Already lower than industry peers Investments made in 2015 expected to favorably impact margins G&A rate reduced by 50 basis points since 2014 Update required.

11 Looking Ahead Douglas McCrosso n President & Chief Executive Officer

Bid Pipeline (11/1/16) 12 55% 45% Defense Commercial 5% 5% 59% 31% Kitting MRO Aerostructures Aerosystems Virtually all bids are at the Prime Contractor or Tier 1 level Defense opportunities are increasing Continued Diversification Across Product Categories

Near - Term Program Opportunities 13 Current opportunities: Aerostructures • Military Helos : H - 92, AH - 1Z, CH - 53K, V - 280 • Various regional commercial aircraft • Military Fixed Wing: A - 10 thick skin urgent spares kitting (TUSK), F - 35 • MRO: F - 16 service - life extension program (SLEP), BLACK HAWK Aerosystems • ISR and EW pod structures Supply Chain Management/Kitting • Various regional commercial aircraft (Tier 1 opportunity) • Various business jets • S - 92 (commercial)

Long - Term Visibility - Contracts Potential to collectively generate revenue of $441M during their remaining periods of performance (as of 9/30/16) Firm, Funded Contracts Provide Long - Term Revenue Visibility and Operating Leverage TRIUMPH GROUP - Gulfstream G650 SIKORSKY – UH - 60 Black Hawk U.S. GOVERNMENT – T - 38C Talon Trainer TEXTRON - Cessna Citation X+ SIKORSKY – S - 92 EMBRAER – Phenom 300 LOCKHEED – F - 35A BELL HELICOPTER – AH - 1Z VIPER* ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 NORTHROP GRUMMAN – for the E - 2D & C - 2A NORTHROP GRUMMAN – Japan E - 2D HONDA - HondaJet Defense ; Commercial; * not included in backlog as of 9/30/16 UTC AEROSPACE SYSTEMS – DB - 110 ISR Pod RAYTHEON – Next Generation Jammer Increment 1 Pod EMBRAER – E175 - E2 U.S. GOVERNMENT – F - 16 14

Future Opportunities 15 T - X Trainer F - 16 (FMS, SLEP) Northrop Grumman B - 21 Lockheed Martin F - 35 JSTARS Recapitalization F - 15

16 Q&A Session

17 Financial Appendix

Adjusted Statement of Earnings

CPI AEROSTRUCTURES, INC.
Adjusted Statement of Earnings

	For the Three Months Ended September 30, 2016		
	(Unaudited)		
	GAAP as Reported	Adjustments	Adjusted Earnings
Revenues	$22,110,829	($2,678,199)	$19,432,630
Cost of sales	17,086,461	(2,678,199)	14,408,261
Gross profit	5,024,368		5,026,368
Selling, general and administrative expenses	2,014,147		2,014,147
Income from operations	3,010,221		3,010,221
Other income (expense), net			
Interest expense	(338,156)		(338,156)
Income before provision for income taxes	2,672,065		2,672,065
Provision for income taxes	986,000		986,000
Net income	$1,686,065		$1,686,065
Diluted Earnings per share	$0.19		$0.19

Adjusted Earnings (arrived at by eliminating the Company's A-10 Program with Boeing from reported results) is not derived in accordance with generally accepted accounting principles ("GAAP"). Adjusted earnings is a key metric CPI Aero has used in evaluating its financial performance. Adjusted earnings is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. CPI Aero considers Adjusted Earnings important in evaluating its financial performance on a consistent basis across various periods. Due to the significance of the non-cash and non-recurring change in estimate recognized in the three months ended March 31, 2016, Adjusted Earnings enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis. CPI Aero uses Adjusted Earnings as a measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating decisions and investments. The presentation of Adjusted Earnings should not be construed as an inference that CPI Aero's future results will be unaffected by unusual or non-recurring items or by non-cash items, such as changes in estimates. Adjusted Earnings should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

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Adjusted Statement of Earnings 19 GAAP Adjusted as Reported Adjustments Earnings Revenues $26,790,881 ($2,894,487) $23,896,394 Cost of sales 21,194,449 (2,889,279) 18,305,170 Gross profit 5,596,432 (5208) 5,591,224 1,898,965 1,898,965 Income from operations 3,697,467 (5208) 3,692,259 Interest expense 218,382 218,382 3,479,085 (5208) 3,473,877 1,033,000 1,033,000 Net income (loss) $2,446,085 ($5,208) $2,440,877 $0.29 $0.29 For the Three Months Ended September 30, 2015 CPI AEROSTRUCTURES, INC. Adjusted Statement of Earnings Income before provision for income taxes Provision for income taxes Diluted Earnings per share Selling, general and administrative expenses Other income (expense), net

Thank you CPI Aerostructures Vincent Palazzolo, Chief Financial Officer (631) 586 - 5200 www.cpiaero.com Investor Relations Sanjay M. Hurry /Jody Burfening LHA (212) 838 - 3777 cpiaero@lhai.com 20